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                                                              EXHIBIT - 10.24


                                PROMISSORY NOTE

 U.S. $235,340.00                                             Gurnee, Illinois
                                                               August 18, 1998

      FOR VALUE RECEIVED, the undersigned, MICHAEL G. MCLAUGHLIN ("Borrower"), promises to pay to the order of TELEHUB COMMUNICATIONS CORPORATION, a Nevada corporation (the "Note Holder"), the principal sum of TWO HUNDRED THIRTY FIVE THOUSAND THREE HUNDRED FORTY FIVE DOLLARS ($235,340.00) (the "Principal Sum"), together with interest on the outstanding Principal Amount at the annual rate of 18% per annum, at the Note Holder's office at 1375 Tri-State Parkway, Suite 250, Gurnee, Illinois 60031, or such other place designated by the Note Holder

   1. MATURITY. If not paid sooner, the entire outstanding Principal Sum plus all accrued unpaid interest is due and payable upon the earlier of ("Maturity Date"): (a) February 19, 1999 (six months after the date of this Note; or (b) termination of Borrower's employment by Note Holder or its subsidiaries. Borrower may prepay the outstanding Principal Sum plus any accrued interest, in whole or in part, at any time without penalty.

   2. DEFAULT INTEREST RATE. If payment required by this Note is not paid within fifteen (15) days after the Maturity Date, interest shall accrue thereafter on all outstanding sums at the rate of twenty-one per cent(21%) per annum. Borrower agrees to pay all reasonable costs and expenses, including reasonable attorneys' fees, incurred by the Note Holder in connection with any default or in any proceeding to enforce the payment of this Note at trial and all appellate levels.

   3. RIGHT TO SET-OFF. After the Maturity Date, in addition to any other rights it may have upon default, Note Holder may reduce any amounts payable to Borrower (including but not limited to salary, bonuses or severance pay) by the amount of any unpaid Principal Sum, accrued interest, costs and expenses.

   4. WAIVER OF PRESENTMENT. Borrower and all sureties, endorsers and guarantors of this Note hereby: (a) waive demand, presentment for payment, notice of prepayment, protest, notice of protest and all other notice, filing of suit and diligence in collecting the Note, in enforcing any security rights or in proceeding against any security, except as expressly provided herein; (b) agree to any substitution, exchange, addition or release of any security or the addition or release of any party or person primarily or secondarily liable herein; (c) agree that Note Holder shall not be required first to institute any suit, or to exhaust his, their or its remedies against the Borrower or any other person or party to become liable hereunder or against any security in order to enforce payment of this Note; and (d) agree that, notwithstanding the occurrence of any of the foregoing, it shall be and remain jointly and severally, directly and primarily, liable for all sums due under this Note.

   5. NOTICE. Any notice under this Note shall be in writing and shall be given and be effective upon (a) hand delivery or (b) two business days after the mailing of such notice by certified mail, return receipt requested. Notices to Borrower shall be addressed to Borrower's as address stated below and notices to Note Holder at the address stated in the first paragraph of this Note. Either Borrower or Note Holder may designate another address by notice to the other.


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   6. GOVERNING LAW. This Note is delivered in the State of Illinois and shall be construed and enforced in accordance with the laws of the State of Illinois.

   7. CONSENT TO JURISDICTION. The undersigned unconditionally submits to the jurisdiction of the Illinois federal and state Courts and further unconditionally stipulates and agrees that any competent state court sitting in Lake County, Illinois, or the federal court for the Northern District of Illinois, Eastern Division, shall have jurisdiction to hear and finally determine any dispute, claim or controversy arising out of or connected with this Note or any of the documents executed in connection herewith. Copies of summons and complaints and any other process or papers which may be served in any action or proceeding arising out of this Note or any of the other documents executed in connection herewith shall be served on Borrower in accordance with applicable law. Borrower's address is set forth beneath Borrower's signature at the end of this Note. Nothing in this Note shall affect the right of the Note Holder to bring any action or proceeding against the Borrower's property in the courts of any other jurisdiction.

         BORROWER AND THE NOTE HOLDER PER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVE THE RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LlTIGATlON, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, BASED HEREIN, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY OTHER DOCUMENT OR INSTRUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ANY PARTY HERETO.

Borrower:                         /s/ Michael G. McLaughlin
                                      --------------------------------
                                      Michael G. McLaughlin
                                      2501 West Aspen Drive
                                      McHenry, Illinois 60050